                                                                    EXHIBIT 99.1


                              ASSUMPTION AGREEMENT



         THIS ASSUMPTION AGREEMENT is made and entered into effective for all purposes as of the 31st day of December, 1998, by and between Lamalie Associates, Inc., a Florida corporation ("LAI") and LAI Worldwide, Inc., a Florida corporation ("LAI Worldwide").

         WHEREAS, LAI sponsors certain incentive, compensation and benefit plans for executives, employees and non-employee directors of LAI, and

         WHEREAS, LAI is party to certain lockup and other agreements with respect to the common stock of LAI, and

         WHEREAS, LAI Worldwide, LAI and LAI MergerSub, Inc., a Florida corporation and the wholly-owned subsidiary of LAI Worldwide ("MergerSub"), have entered into an Agreement and Plan of Merger dated December 23, 1998 (the "Merger Agreement"), in connection with the formation of a holding company by LAI under Section 607.11045, Florida Statutes (the "Reorganization"), pursuant to which LAI will become a wholly-owned subsidiary of LAI Worldwide and LAI Worldwide will become a company whose stock is traded on The Nasdaq Stock Market, and the shares of which will be issued or delivered under the incentive, compensation and benefit plans and subject to the lockup and other agreements on the terms and subject to the conditions set forth therein, and

         WHEREAS, the Merger Agreement provides that LAI Worldwide shall assume the sponsorship of various LAI incentive, compensation and benefit plans and be substituted for LAI thereunder, and shall assume the obligations of LAI under certain lockup and other agreements, all as of the "Effective Time" as defined in the Merger Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements as set forth herein, the parties hereto agree as follows:

          1. LAI Worldwide assumes and adopts the incentive, compensation and benefit plans listed on Exhibit A hereto (the "Assumed Plans"), and is substituted for LAI as the sponsoring "Employer" thereunder, effective as of the Effective Time. By such assumption, LAI Worldwide assumes all of the rights, and agrees to perform all of the obligations, of LAI under the Assumed Plans, as in effect immediately prior to the Effective Time, and LAI Worldwide adopts any and all goals established by LAI under the Assumed Plans. LAI shall have no further obligation under the Assumed Plans as the sponsor thereof but shall continue as a participating or adopting Employer, as to its employees, to the extent permitted or required under each Assumed Plan.

          2. LAI Worldwide also hereby assumes and adopts any and all of the obligations of LAI under certain letter agreements with certain shareholders of LAI pertaining to sales of the common stock of LAI (the "Lockup Agreements") and certain other Agreements pertaining to the common stock of LAI which are listed on Exhibit B hereto (the "Other Agreements") from and after the Effective Time, and is substituted for LAI under the Lockup Agreements and the Other Agreements. LAI Worldwide assumes all of the rights, and agrees to perform all of the obligations, of LAI under the Lockup Agreements and the Other Agreements, as in effect immediately prior to the Effective Time. From and after the Effective Time, LAI shall have no further obligation under the Lockup Agreements and the Other Agreements.

          3. As of the Effective Time, LAI Worldwide shall assume from LAI all authority and responsibility for amending, modifying or terminating each Assumed Plan then in effect and for appointing and removing all administrative committee or other committee members, trustees, custodians and agents of the Assumed Plans, provided, however, that such authority and responsibility for amending, modifying, terminating and administering each Assumed Plan (including the appointment or removal of committee members and others) may be delegated by LAI Worldwide to directors, officers or employees of LAI Worldwide or LAI or other subsidiaries of LAI Worldwide that have adopted the Assumed Plans, which subsidiaries as of the date hereof are set forth in Exhibit C hereto, and provided further that following the Effective Time and until further action by LAI Worldwide the provisions of all Assumed Plans shall remain in effect and all committee members, trustees, custodians and agents shall hold office on the same basis as immediately preceding the Effective Time.

          4. As of the Effective Time, each reference to shares of LAI common stock in the Assumed Plans, Lockup Agreements and Other Agreements shall be deemed to be amended to refer to shares of LAI Worldwide common stock.

          5. As of the Effective Time, each option or right to purchase one or more shares of LAI common stock pursuant to an Assumed Plan shall become an option or right to purchase a corresponding number of shares of LAI Worldwide common stock on the same terms as an option or right to purchase shares of LAI common stock existed under an Assumed Plan immediately prior to the Effective Time.

          6. As of the Effective Time, each right to receive or obligation to distribute one or more shares of LAI common stock or to receive or to pay an amount based on the value of a share or shares of LAI common stock under an Assumed Plan shall become a right or obligation, as the case may be, to receive or distribute shares of LAI Worldwide common stock or to receive or to pay an amount based on the value of a share or shares of LAI Worldwide common stock on the same terms as the right or obligation to receive or distribute shares of LAI common stock or to receive or to pay an amount based on the value of a share or shares of LAI common stock existed under any of the Assumed Plans immediately prior to the Effective Time.

          7. Each Assumed Plan shall be deemed to be further amended as the appropriate officers of LAI and LAI Worldwide deem necessary or appropriate, in their discretion, to implement the intent of the foregoing and the terms of this Assumption Agreement.

          8. Neither the assumption of the Assumed Plans, the Lockup Agreements or the Other Agreements by LAI Worldwide nor the consummation of the Reorganization by LAI LAI Worldwide and MergerSub shall be deemed to be a termination of any of the Assumed Plans, Lockup Agreements or Other Agreements, nor cause any benefit to vest under an Assumed Plan, nor accelerate the accrual or payment of any benefit thereunder, nor cause any acceleration of any of the provisions of any of the Lockup Agreements or Other Agreements.

          9. Except as modified by this Assumption Agreement, Participants in the Assumed Plans as of the date hereof shall have all of the rights and benefits thereunder as existed on the day before the Effective Date and no other changes in the Assumed Plans are intended hereby.

          10. This Assumption Agreement may be executed in any number of counterparts, all of which, when executed, shall be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, each party hereto has caused these presents to be executed on its behalf by its duly authorized officer, as of the day and year first above written.


                                      LAMALIE ASSOCIATES, INC.



                                      By: /s/:  Philip R. Albright
                                          --------------------------------------
                                          Philip R. Albright, Chief Financial
                                             Officer and Secretary


                                      LAI WORLDWIDE, INC.



                                      By: /s/:  Philip R. Albright
                                          --------------------------------------
                                          Philip R. Albright, Chief Financial
                                             Officer and Secretary

                                    EXHIBIT A

                                  ASSUMED PLANS

          1.   Lamalie Associates, Inc. 1997 Omnibus Stock and Incentive Plan

          2.   Lamalie Associates, Inc. 1998 Omnibus Stock and Incentive Plan

          3.   LAI Ward Howell Profit Sharing and Savings Plan

          4.   Lamalie Associates, Inc. 1997 Employee Stock Purchase Plan

          5.   Lamalie Associates, Inc. Non-Employee Directors' Stock Option
               Plan

          6.   Lamalie Associates, Inc. Directors' Deferral Plan

                                    EXHIBIT B

                                OTHER AGREEMENTS



         Indemnification Agreements

                                    EXHIBIT C

                                LAI SUBSIDIARIES


         1.       LAI Ward Howell, Inc.

         2.       LAI Nevada, Inc.

         3.       LAI International, Limited

         4.       LAI International Holding, Inc.

         5.       WHI Subsidiary, Inc.